UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

SCHEDULE 14A
________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

AROGO CAPITAL ACQUISITION CORP.

(Name of Registrant as Specified In Its Charter)

________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

AROGO CAPITAL ACQUISITION CORP.
848 Brickell Avenue, Penthouse 5
Miami, FL 33131
(786) 442-1482

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON JULY 5, 2024

TO THE STOCKHOLDERS OF AROGO CAPITAL ACQUISITION CORP.:

You are cordially invited to attend the special meeting, which we refer to as the “Special Meeting,” of stockholders of Arogo Capital Acquisition Corp., which we refer to as “we,” “us,” “our,” “Arogo” or the “Company,” to be held at 9 a.m. Eastern Time on July 5, 2024.

The Special Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend the Special Meeting online, vote and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/arogocapital/2024. If you plan to attend the virtual online Special Meeting, you will need your 12 digit control number to vote electronically at the Special Meeting. We are pleased to utilize the virtual stockholder meeting technology to provide ready access and cost savings for our stockholders and the Company. The virtual meeting format allows attendance from any location in the world.

Even if you are planning on attending the Special Meeting online, please promptly submit your proxy vote by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Special Meeting. Instructions on voting your shares are on the proxy materials you received for the Special Meeting. Even if you plan to attend the Special Meeting online, it is strongly recommended you complete and return your proxy card before the Special Meeting date, to ensure that your shares will be represented at the Special Meeting if you are unable to attend.

The accompanying proxy statement, which we refer to as the “Proxy Statement,” is dated June 24, 2024, and is first being mailed to stockholders of the Company on or about June 24, 2024. The sole purpose of the Special Meeting is to consider and vote upon the following proposals:

•        The Optional Conversion Amendment Proposal:    a proposal to amend the Company’s amended and restated certificate of incorporation, as further amended on March 28, 2023 and September 28, 2023, which we refer to as the “Charter,” in the form set forth in Annex A to provide for the right of a holder of Class B Common Stock, par value $0.0001 per share, of the Company (“Class B Common Stock”), to convert such Class B Common Stock into Class A Common Stock on a one-for-one basis at any time and from time to time prior to the closing of an initial business combination at the election of such holders (the “Optional Conversion Amendment” and such proposal, the “Optional Conversion Amendment Proposal”) in order to enable the Company to comply, after transferring its listing from the Nasdaq Global Market to the Nasdaq Capital Market, with the continued listing requirement of the Nasdaq Capital Market (“Nasdaq”) set forth in Listing Rule 5550(b)(2), which requires the Company to maintain market value of listed securities of at least $35 million for the previous thirty (30) consecutive trading days for continued listing on Nasdaq (the “MVLS Requirement”) after receipt of the letter from Nasdaq on January 10, 2024 stating the Company was not in compliance with the continued listing requirement of the Nasdaq Global market set forth in Listing Rule 5450(b)(2)(A) (the “Letter”). For more information about the Letter, see our Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 11, 2024; and

•        The Adjournment Proposal:    a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Optional Conversion Amendment Proposal, which we refer to as the “Adjournment Proposal.” The Adjournment Proposal will only be presented at the Special Meeting if there are not sufficient votes to approve the Optional Conversion Amendment Proposal.

Each of the Optional Conversion Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying Proxy Statement.

The purpose of the Optional Conversion Amendment Proposal and, if necessary, the Adjournment Proposal, is to provide holders of Class B Common Stock with the flexibility to assist the Company to obtain compliance with continued listing requirements of the Nasdaq under the MVLS Requirement. If the Optional Conversion Amendment Proposal is approved, Singto, LLC, f/k/a Koo Dom Investment, LLC, a Delaware limited liability company (the “Sponsor”), has informed the Company that it will convert all Class B Common Stock held by it into Class A Common Stock.

Notwithstanding the conversion, holders of Class B Common Stock will not be entitled to receive any monies held in the Trust Account (as defined below) through redemptions or otherwise as a result of such holder’s ownership of Class A Common Stock held as a result of such holder’s conversion election. Notwithstanding stockholder approval of the Optional Conversion Amendment Proposal, the Board will retain the right to abandon and not implement the Optional Conversion Amendment at any time without any further action by our stockholders.

The Adjournment Proposal, if adopted, will allow the Board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Optional Conversion Amendment Proposal.

If the Optional Conversion Amendment Proposal is not approved, holders of Class B Common Stock will not be able to convert such Class B Common Stock to Class A Common Stock on a one-for-one basis at any time and from time to time prior to the closing of an initial business combination at the election of the holder. If the Optional Conversion Amendment Proposal is not approved, the Company believes it may reduce the Company’s flexibility to obtain compliance with the continued listing requirements of the Nasdaq and to maintain a listing of its Class A Common Stock. If the Optional Conversion Amendment Proposal is approved, Singto, LLC, f/k/a Koo Dom Investment, LLC, a Delaware limited liability company (the “Sponsor”), has informed the Company that it will convert all Class B Common Stock held by it into Class A Common Stock.

Our Sponsor, officers, and directors own 2,587,500 Founder Shares (as defined below) that were issued to the Sponsor prior to our IPO, and 466,150 private placement units, which we refer to as the “Private Placement Units,” that were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of the IPO. In addition, certain of our executive officers have beneficial interests in the Sponsor. As used herein, “Founder Shares” refers to all issued and outstanding shares of our Class B common stock. In the event of a liquidation, our Sponsor, officers and directors, will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Units.

Subject to the foregoing, the affirmative vote of at least 65% of the Company’s outstanding shares of common stock, including the Founder Shares, will be required to approve the Optional Conversion Amendment Proposal. Notwithstanding stockholder approval of the Optional Conversion Amendment Proposal, our Board will retain the right to abandon and not implement the Optional Conversion Amendment at any time without any further action by our stockholders.

Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy at the Special Meeting.

Our Board has fixed the close of business on June 21, 2024 as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

We reserve the right at any time to cancel the Special Meeting and not to submit to our stockholders the Optional Conversion Amendment Proposal or implement the Optional Conversion Amendment.

You are not being asked to vote on a business combination at this time. You will retain the right to vote on a business combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event a business combination is approved and completed or we have not consummated a business combination by the Termination Date.

After careful consideration of all relevant factors, the Board has determined that the Optional Conversion Amendment Proposal and, if presented, the Adjournment Proposal are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Under Delaware law and the Company’s bylaws, no other business may be transacted at the Special Meeting.

Enclosed is the Proxy Statement containing detailed information concerning the Optional Conversion Amendment Proposal, the Adjournment Proposal and the Special Meeting. Whether or not you plan to attend the Special Meeting, we urge you to read this material carefully and vote your shares.

June 24, 2024	By Order of the Board of Directors
/s/ Suradech Taweesaengsakulthai
Suradech Taweesaengsakulthai
Director and Chief Executive Officer

Your vote is important. If you are a stockholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Special Meeting. If you are a stockholder of record, you may also cast your vote online at the Special Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote online at the Special Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting “AGAINST” the Optional Conversion Amendment Proposal, and an abstention will have the same effect as voting “AGAINST” the Optional Conversion Amendment Proposal.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on July 5, 2024: This notice of meeting and the accompanying Proxy Statement are available at https://www.cstproxy.com/arogocapital/2024.

DEFINITIVE COPY

AROGO CAPITAL ACQUISITION CORP.
848 Brickell Avenue, Penthouse 5
Miami, FL 33131
(786) 442-1482

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON JULY 5, 2024

PROXY STATEMENT

The special meeting, which we refer to as the “Special Meeting,” of stockholders of Arogo Capital Acquisition Corp., which we refer to as the “we,” “us,” “our,” “Arogo” or the “Company,” will be held at 9 a.m. Eastern Time on July 5, 2024 as a virtual meeting. You will be able to attend, vote your shares, and submit questions during the Special Meeting via a live webcast available at https://www.cstproxy.com/arogocapital/2024. If you plan to attend the virtual online Special Meeting, you will need your 12 digit control number to vote electronically at the Special Meeting. The Special Meeting will be held for the sole purpose of considering and voting upon the following proposals:

•        a proposal to amend the Company’s amended and restated certificate of incorporation, as further amended on March 28, 2023 and September 28, 2023, which we refer to as the “Charter,” in the form set forth in Annex A to provide for the right of a holder of Class B Common Stock, par value $0.0001 per share, of the Company (“Class B Common Stock”), to convert such Class B Common Stock into Class A Common Stock on a one-for-one basis at any time and from time to time prior to the closing of an initial business combination at the election of the holder (the “Optional Conversion Amendment” and such proposal, the “Optional Conversion Amendment Proposal”); and

•        a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Optional Conversion Amendment Proposal, which we refer to as the “Adjournment Proposal.” The Adjournment Proposal will only be presented at the Special Meeting if there are not sufficient votes to approve the Optional Conversion Amendment Proposal.

Each of the Optional Conversion Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying Proxy Statement.

The purpose of the Optional Conversion Amendment Proposal and, if necessary, the Adjournment Proposal, is to provide holders of Class B Common Stock with the flexibility to assist the Company to obtain compliance with continued listing requirements of Nasdaq. If the Optional Conversion Amendment Proposal is approved, Singto, LLC, f/k/a Koo Dom Investment, LLC, a Delaware limited liability company (the “Sponsor”), has informed the Company that it will convert all Class B Common Stock held by it into Class A Common Stock.

Our Sponsor, officers, and directors own 2,587,500 Founder Shares (as defined below) that were issued to the Sponsor prior to our IPO, and 466,150 private placement units, which we refer to as the “Private Placement Units,” that were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of the IPO. In addition, certain of our executive officers have beneficial interests in the Sponsor. As used herein, “Founder Shares” refers to all issued and outstanding shares of our Class B common stock. In the event of a liquidation, our Sponsor, officers and directors, will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Units.

If the Optional Conversion Amendment Proposal is not approved, holders of Class B Common Stock will not be able to convert such Class B Common Stock to Class A Common Stock on a one-for-one basis at any time and from time to time prior to the closing of an initial business combination at the election of the holder. If the Optional Conversion Amendment Proposal is not approved, the Company believes it may reduce the Company’s flexibility to maintain a listing of its Class A Common Stock.

If the Optional Conversion Amendment Proposal is approved, the Company will file an amendment to the charter with the Secretary of State of the State of Delaware in the form set forth in Annex A hereto to allow holders of Class B Common Stock to convert such Class B Common Stock to Class A Common Stock on a one-for-one basis at any time and from time to time prior to the closing of an initial business combination at the election of the holder.

We reserve the right at any time to cancel the Special Meeting and not to submit to our stockholders the Optional Conversion Amendment Proposal or implement the Optional Conversion Amendment.

Our Board has fixed the close of business on June 21, 2024, as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof (the “Record Date”). Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof. As of the record date of the Special Meeting, there were 1,762,409 shares of Class A common stock and 2,587,500 shares of Class B common stock outstanding.

The Class B common carry voting rights in connection with the Optional Conversion Amendment Proposal and the Adjournment Proposal, and we have been informed by our Sponsor, which holds all 2,587,500 shares of Class B common stock and 466,150 shares of the Class A common stock, that it intends to vote in favor of the Optional Conversion Amendment Proposal and the Adjournment Proposal. The Company’s warrants do not have voting rights in connection with the Optional Conversion Amendment Proposal or the Adjournment Proposal.

This Proxy Statement contains important information about the Special Meeting and the proposals. Please read it carefully and vote your shares.

We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Laurel Hill Advisory Group, LLC (the “Proxy Solicitor”) to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay the Proxy Solicitor a fee of $12,000. We will also reimburse the Proxy Solicitor for reasonable out-of-pocket expenses and will indemnify the Proxy Solicitor and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate an initial business combination, we do not expect such payments to have a material effect on our ability to consummate an initial business combination.

This Proxy Statement is dated June 24, 2024 and is first being mailed to stockholders on or about June 24, 2024.

June 24, 2024	By Order of the Board of Directors
/s/ Suradech Taweesaengsakulthai
Suradech Taweesaengsakulthai
Chief Executive Officer

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this Proxy Statement.

Why am I receiving this Proxy Statement?

We are a blank check company formed in Delaware on June 9, 2021, for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. On December 29, 2021, we consummated our IPO from which we derived gross proceeds of $103,500,000, and incurring offering costs (inclusive of the full exercise of the underwriter’s over-allotment option) of approximately $6,524,539 inclusive of $1,811,250 of underwriting fees (gross of a discount of $400,000), and $3,622,500 in deferred underwriting commissions. On December 29, 2021, the underwriter exercised their over-allotment option in full to purchase an additional 1,350,000 Units, resulting in incremental gross proceeds of approximately $13,500,000. Like most blank check companies, our charter provides for the return of our IPO proceeds held in trust to the holders of shares of Class A common stock sold in our IPO if there is no qualifying business combination(s) consummated on or before a certain date, which was initially December 29, 2022, and was extended pursuant to the charter (approved during the second extension special meeting held on September 21, 2023) to December 29, 2024 (the “Termination Date”). We have made the monthly deposit into the Trust Account of $40,000 for the monthly extension, from September 29, 2023 until June 29, 2024. Our Sponsor currently has the ability to extend this date by up to an additional six months, to December 29, 2024.Our Board believes that it is in the best interests of the stockholders to continue our existence until the Termination Date in order to allow us more time to complete a business combination.

The purpose of the Optional Conversion Amendment Proposal and, if necessary, the Adjournment Proposal, is to provide holders of Class B Common Stock with the flexibility to assist the Company to obtain compliance with continued listing requirements of Nasdaq.

What is being voted on?

You are being asked to vote on:

•   The Optional Conversion Amendment Proposal:    a proposal to amend the Company’s amended and restated certificate of incorporation, as further amended on September 28, 2023, which we refer to as the “Charter,” in the form set forth in Annex A to provide for the right of a holder of Class B Common Stock, par value $0.0001 per share, of the Company (“Class B Common Stock”), to convert such Class B Common Stock into Class A Common Stock on a one-for-one basis at any time and from time to time prior to the closing of an initial business combination at the election of the holder (the “Optional Conversion Amendment” and such proposal, the “Optional Conversion Amendment Proposal”); and

•   The Adjournment Proposal:    a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Optional Conversion Amendment Proposal.

The purpose of the Optional Conversion Amendment Proposal and, if necessary, the Adjournment Proposal, is to provide holders of Class B Common Stock with the flexibility to assist the Company to obtain compliance with continued listing requirements of Nasdaq. If the Optional Conversion Amendment Proposal is approved, Singto, LLC, f/k/a Koo Dom Investment, LLC, a Delaware limited liability company (the “Sponsor”), has informed the Company that it will convert all Class B Common Stock held by it into Class A Common Stock.

Notwithstanding the conversion, holders of Class B Common Stock will not be entitled to receive any monies held in the Trust Account as a result of such holder’s ownership of Class A Common Stock held as a result of such holder’s conversion election.

We reserve the right at any time to cancel the Special Meeting and not to submit to our stockholders the Optional Conversion Amendment Proposal or implement the Optional Conversion Amendment. In the event the Special Meeting is cancelled, and we do not complete a business combination by the Termination Date, in accordance with the Trust Agreement, we will dissolve and liquidate in accordance with the charter.

Why is the Company proposing the Optional Conversion Amendment Proposal and the Adjournment Proposal?

Our Board believes the opportunity to consummate an initial business combination is in the best interests of the Company and its shareholders. The purpose of the Optional Conversion Amendment Proposal and, if necessary, the Adjournment Proposal, is to provide holders of Class B Common Stock with the flexibility to assist the Company to obtain compliance with continued listing requirements of Nasdaq. If the Optional Conversion Amendment Proposal is approved, Singto, LLC, f/k/a Koo Dom Investment, LLC, a Delaware limited liability company (the “Sponsor”), has informed the Company that it will convert all Class B Common Stock held by it into Class A Common Stock.

You are not being asked to vote on a business combination at this time. You will retain the right to vote on a business combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event a business combination is approved and completed or we have not consummated a business combination by the Termination Date.

If the Optional Conversion Amendment Proposal is not approved, we may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension. If the Adjournment Proposal is not approved, the Board may not be able to adjourn the Special Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Optional Conversion Amendment Proposal.

We reserve the right at any time to cancel the Special Meeting and not to submit to our stockholders the Optional Conversion Amendment Proposal or implement the Optional Conversion Amendment. In the event the Special Meeting is cancelled, and we do not complete a business combination by the Termination Date, we will dissolve and liquidate in accordance with the charter.

Why should I vote “FOR” the Optional Conversion Amendment Proposal?

The Board believes the opportunity to consummate an initial business combination is in the best interests of the Company and its shareholders. The purpose of the Optional Conversion Amendment Proposal is to provide holders of Class B Common Stock with the flexibility to assist the Company to obtain compliance with continued listing requirements of Nasdaq, in connection with the consummation of an initial business combination.

Our Board recommends that you vote in favor of the Optional Conversion Amendment Proposal.

The purpose of the Optional Conversion Amendment Proposal is to allow the holders of Class B Common Stock to convert their shares of Class B Common Stock into shares of Class A Common Stock, on a one-for-one basis, at any point in time prior to the completion of the Company’s initial business combination. Such conversions would give the Company flexibility to obtain compliance with continued listing requirements of Nasdaq.

In its January 10, 2024 Letter, Nasdaq notified the Company that the Company was not in compliance with the continued listing requirement of the Nasdaq Global Market set forth in Listing Rule 5460(b)(2)(A) that required the market value of the Company’s listed securities to be $50 million or more. The Company believes that it is more likely to regain compliance with Nasdaq’s continued listing criteria if it transfers its listings to the Nasdaq Capital Market, which requires the market value of the Company’s listed securities to be $35 million or more, and if its Sponsor converts its shares of Class B Common Stock to Class A Common Stock to increase the total market value of the Company’s Class A Common Stock. The Class A Common stock is listed, but the Class B Common Stock is not.

Accordingly, the Board believes that in order to be able to retain the listing of its securities on Nasdaq, the Sponsor will need to convert its Class B Common Stock to Class A Common Stock for the Company to obtain compliance with continued listing requirements of Nasdaq MVLS Requirement. Without the approval of the Optional Conversion Amendment Proposal, the Board believes that there is significant risk that we might not, despite our best efforts, be able to obtain compliance with continued listing requirements of the Nasdaq under the MVLS Requirement. If that were to occur, we would be precluded from completing a business combination and would be forced to liquidate even if our stockholders are otherwise in favor of consummating a business combination.

How do the Company insiders intend to vote their shares on the Optional Conversion Amendment Proposal?

The Sponsor and all of our directors and officers are expected to vote any common stock over which they have voting control (including any public shares owned by them) in favor of the Optional Conversion Amendment Proposal. Currently, our Sponsor and our officers and directors own approximately 70.20% of our issued and outstanding shares of common stock, including 2,587,500 Founder Shares and 466,150 shares of the Class A common stock. The Company’s warrants do not have voting rights in connection with the Optional Conversion Amendment Proposal or the Adjournment Proposal. Our Sponsor, directors and officers do not intend to purchase shares of common stock in the open market or in privately negotiated transactions in connection with the stockholder vote on the Optional Conversion Amendment Proposal.

What vote is required to adopt the Optional Conversion Amendment Proposal?	The approval of the Optional Conversion Amendment Proposal will require the affirmative vote of holders of at least 65% of our outstanding shares of common stock on the record date.

What if I don’t want to vote “FOR” the Optional Conversion Amendment Proposal?	If you do not want the Optional Conversion Amendment Proposal to be approved, you must abstain, not vote, or vote “AGAINST” such proposal.
What happens if the Optional Conversion Amendment Proposal is not approved?

If there are insufficient votes to approve the Optional Conversion Amendment Proposal we may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the proposal.

If the Optional Conversion Amendment Proposal is not approved, the Optional Conversion Amendment will not be implemented and the holders of our Class B Common Stock will not be permitted to convert such shares into shares of our Class A Common Stock before the completion of a business combination. This may make it harder for us to meet the Nasdaq MVLS Requirement, to maintain a listing of its Class A Common Stock and too complete the any business combination.

If the Optional Conversion Amendment Proposal is approved, what happens next?

If the Optional Conversion Amendment Proposal is approved, the Company will file an amendment to the charter with the Secretary of State of the State of Delaware in the form set forth in Annex A hereto to allow holders of Class B Common Stock to convert such Class B Common Stock to Class A Common Stock on a one-for-one basis at any time and from time to time prior to the closing of an initial business combination at the election of the holder. It will help the Company to comply with the MVLS Requirement and provide further flexibility to meet the listing requirements of the Class A Common Stock, which the Company believes will be useful in helping the Company complete an initial business combination.

We reserve the right at any time to cancel the Special Meeting and not to submit to our stockholders the Optional Conversion Amendment Proposal or implement the Optional Conversion Amendment. In the event the Special Meeting is cancelled, and we are unable to complete a business combination on or before the Termination Date, we will dissolve and liquidate in accordance with the charter.

Am I able to exercise my redemption rights in connection with a business combination?

If you were a holder of common stock as of the close of business on the record date for a meeting to seek stockholder approval of a business combination, you will be able to vote on the business combination. The Special Meeting relating to the Optional Conversion Amendment Proposal does not affect your right to elect to redeem your public shares in connection with a business combination, subject to any limitations set forth in our charter (including the requirement to submit any request for redemption in connection with the business combination on or before the date that is one business day before the special meeting of stockholders to vote on the a business combination). If you disagree with the business combination, you will retain your right to redeem your public shares upon consummation of the business combination in connection with the stockholder vote to approve the business combination, subject to any limitations set forth in our charter.

Why should I vote “FOR” the Adjournment Proposal?

If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Optional Conversion Amendment Proposal.

We reserve the right at any time to cancel the Special Meeting and not to submit to our stockholders the Optional Conversion Amendment Proposal or implement the Optional Conversion Amendment. In the event the Special Meeting is cancelled, and we are unable to complete a business combination by the Termination Date, we will dissolve and liquidate in accordance with the charter.

What if I don’t want to vote “FOR” the Adjournment Proposal?	If you do not want the Adjournment Proposal to be approved, you must “ABSTAIN”, not vote, or vote “AGAINST” such proposal.

How do the Company insiders intend to vote their shares on the Adjournment Proposal?

The Sponsor and all of our directors and officers are expected to vote any common stock over which they have voting control (including any public shares owned by them) in favor of the Adjournment Proposal. Currently, our Sponsor and our officers and directors own approximately 70.20% of our issued and outstanding shares of common stock, including 2,587,500 Founder Shares and 466,150 shares of the Class A common stock. The Company’s warrants do not have voting rights in connection with the Adjournment Proposal. Our Sponsor, directors and officers do not intend to purchase shares of common stock in the open market or in privately negotiated transactions in connection with the stockholder vote on the Adjournment Proposal.

What vote is required to adopt the Adjournment Proposal?	The approval of the Adjournment Proposal will require the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy.
How do I attend the meeting?

You will need your control number for access. If you do not have your control number, contact Continental Stock Transfer & Trust Company at the phone number or e-mail address below. Beneficial investors who hold shares through a bank, broker or other intermediary, will need to contact them and obtain a legal proxy. Once you have your legal proxy, contact Continental Stock Transfer & Trust Company to have a control number generated. Continental Stock Transfer & Trust Company contact information is as follows: 1 State Street Plaza, 30th Floor, New York, New York 10004, or email proxy@continentalstock.com.

Stockholders will also have the option to listen to the Special Meeting by telephone by calling:

•   Within the U.S. and Canada: +1 800- 450-7155 (toll-free)

•   Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)

The passcode for telephone access: 0163517#. You will not be able to vote or submit questions unless you register for and log in to the Special Meeting webcast as described herein.

How do I change or revoke my vote?

You may change your vote by e-mailing a later-dated, signed proxy card to proxy@continentalstock.com, so that it is received by us prior to the Special Meeting or by attending the Special Meeting online and voting. You also may revoke your proxy by sending a notice of revocation to us, which must be received by us prior to the Special Meeting.

Please note, however, that if on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, custodian bank, or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. If your shares are held in street name, and you wish to attend the Special Meeting and vote at the Special Meeting online, you must follow the instructions included with the enclosed proxy card.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes and abstentions. The Optional Conversion Amendment Proposal must be approved by the affirmative vote of at least 65% of the outstanding shares as of the record date of our common stock, including the Founder Shares, voting together as a single class. Accordingly, a Company stockholder’s failure to vote by proxy or to vote online at the Special Meeting or an abstention with respect to the Optional Conversion Amendment Proposal will have the same effect as a vote “AGAINST” such proposal.

The approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy. Accordingly, a Company stockholder’s failure to vote by proxy or to vote online at the Special Meeting will not be counted towards the number of shares of common stock required to validly establish a quorum, and if a valid quorum is otherwise established, it will have no effect on the outcome of any vote on the Adjournment Proposal.

Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

If my shares are held in “street name,” will my broker automatically vote them for me?

No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. We believe all the proposals presented to the stockholders will be considered non-discretionary and therefore your broker, bank, or nominee cannot vote your shares without your instruction. Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name,” you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

What is a quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. Holders of a majority in voting power of our common stock on the record date issued and outstanding and entitled to vote at the Special Meeting, present in person or represented by proxy, constitute a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the Special Meeting. Abstentions will be counted towards the quorum requirement. In the absence of a quorum, the chairman of the meeting has power to adjourn the Special Meeting. As of the record date for the Special Meeting, 2,174,955 shares of our common stock would be required to achieve a quorum.

Who can vote at the Special Meeting?

Only holders of record of our common stock at the close of business on June 21, 2024, are entitled to have their vote counted at the Special Meeting and any adjournments or postponements thereof. On this record date, 1,762,409 shares of our Class A common stock and 2,587,500 shares of our Class B common stock were outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name.    If on the record date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote online at the Special Meeting or vote by proxy. Whether or not you plan to attend the Special Meeting online, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank.    If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares online at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

Does the Board recommend voting for the approval of the Optional Conversion Amendment Proposal and the Adjournment Proposal?

Yes. After careful consideration of the terms and conditions of these proposals, our Board has determined that the Optional Conversion Amendment Proposal and, if presented, the Adjournment Proposal are in the best interests of the Company and its stockholders. The Board recommends that our stockholders vote “FOR” the Optional Conversion Amendment Proposal and the Adjournment Proposal.

What interests do the Company’s Sponsor, directors and officers have in the approval of the proposals?

Our Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include ownership of 2,587,500 Founder Shares (purchased for $25,000) and 466,150 Private Placement Units (purchased for $4,661,500), which would expire worthless if a business combination is not consummated. See the section entitled “The Optional Conversion Amendment Proposal — Interests of our Sponsor, Directors and Officers.”

Do I have appraisal rights if I object to the any of the proposals?	Our stockholders do not have appraisal rights in connection with the Optional Conversion Amendment Proposal or Adjournment Proposal under the DGCL.
What do I need to do now?

We urge you to read carefully and consider the information contained in this Proxy Statement, including the annexes, and to consider how the proposals will affect you as our stockholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.

How do I vote?

If you are a holder of record of our common stock, you may vote online at the Special Meeting or by submitting a proxy for the Special Meeting. Whether or not you plan to attend the Special Meeting online, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Special Meeting and vote online if you have already voted by proxy.

If your shares of our common stock are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares online at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

Am I able to exercise my redemption rights in connection with the Optional Conversion Amendment Proposal or the Adjournment Proposal?	Shareholders are not entitled to redemption rights in connection with the Optional Conversion Amendment Proposal and the Adjournment Proposal.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Company shares.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Laurel Hill Advisory Group, LLC to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay the Proxy Solicitor a fee of $12,000. We will also reimburse the Proxy Solicitor for reasonable out-of-pocket expenses and will indemnify the Proxy Solicitor and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate an initial business combination if the Extension is approved, we do not expect such payments to have a material effect on our ability to consummate an initial business combination.

Who can help answer my questions?

If you have questions about the proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card you should contact our proxy solicitor:

Laurel Hill Advisory Group, LLC
2 Robbins Lane, Suite 201
Jericho, NY 11753
855-414-2266
Email: Arogocapital@laurelhill.com

You may also contact us at: Arogo Capital Acquisition Corp. 848 Brickell Avenue, Penthouse 5, Miami, FL 33131 Attn: Suradech Taweesaengsakulthai Telephone No.: (786) 442-1482
You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS

Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect our current views with respect to, our capital resources and results of operations. Likewise, our financial statements and all of our statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this proxy statement reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

•        our ability to complete our initial business combination;

•        the anticipated benefits of our initial business combination;

•        the volatility of the market price and liquidity of our securities;

•        the use of funds not held in the Trust Account; and

•        the competitive environment in which our successor will operate following our initial business combination.

While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause our future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2023, as filed with the SEC on May 10, 2024 and in other reports we file with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to us (or to third parties making the forward-looking statements).

RISK FACTORS

You should consider carefully all of the risks described in our Annual Report on Form 10-K filed with the SEC on May 10, 2024, the final prospectus for our initial public offering filed with the SEC on December 28, 2021, and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

Even if the Optional Conversion Amendment Proposal is approved, the Company can provide no assurances that the Company will satisfy all of the continued listing requirements of Nasdaq and avoid being delisted.

On January 10, 2024, we received a letter from Listing Qualifications Department of The Nasdaq Global Market (“Nasdaq”) stating the Company was not in compliance with the continued listing requirement of the Nasdaq Global Market set forth in Listing Rule 5450(b)(2)(A) (the “Letter”), which requires the Company to maintain market value of listed securities of at least $50 million for continued listing on Nasdaq.

We’re considering applying for a transfer from the Nasdaq Global Market to the Nasdaq Capital Market which requires us to maintain market value of listed securities of at least $35 million for continued listing on Nasdaq (the “MVLS Requirement”). Pursuant to the terms of the Company’s Charter, in the event the Optional Conversion Amendment Proposal is effected, we believe the conversion of Class B Common Stock to Class A Common Stock will allow us to satisfy the MVLS Requirement. However, we can provide no assurance that Nasdaq will accept our plan to return to compliance with the Nasdaq continued listing criteria.

We expect that if our Class A Common Stock fails to meet Nasdaq’s continued listing requirements, our units and warrants will also fail to meet Nasdaq’s continued listing requirements for those securities. We cannot assure you that any of our Class A Common Stock, units or warrants will be able to meet any of Nasdaq’s continued listing requirements. If our securities do not meet Nasdaq’s continued listing requirements, Nasdaq may delist our securities from trading on its exchange.

If Nasdaq delists any of our securities from trading on its exchange and we are not able to list such securities on another national securities exchange, we expect such securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including:

•        a limited availability of market quotations for our securities;

•        a determination that our Class A Common Stock is a “penny stock” which will require brokers trading in our Class A Common Stock to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

•        a limited amount of news and analyst coverage; and

•        a decreased ability to issue additional securities or obtain additional financing in the future.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Our Class A Common stock, units and warrants qualify as covered securities under such statute. Although the states are preempted from regulating the sale of covered securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by special purpose acquisition companies, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if we were no longer listed on Nasdaq, our securities would not qualify as covered securities under such statute and we would be subject to regulation in each state in which we offer our securities.

We may be deemed a “foreign person” under the regulations relating to CFIUS and our failure to obtain any required approvals within the requisite time period may require us to liquidate.

The Company’s Sponsor is Singto, LLC, f/k/a Koo Dom Investment, LLC, a Delaware limited liability company. The sponsor currently owns 2,587,500 shares of our Class B common stock acquired prior to our IPO, and 466,150 Private Placement Units, that were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of the IPO. Cho Thavee PCL, a non-U.S. entity is the sole managing member of the Sponsor. The Sponsor is controlled by a non-U.S. entity.

We do not believe that either we or our Sponsor constitute a “foreign person” under CFIUS rules and regulations. However, if CFIUS considers us to be a “foreign person” that may affect national security, we could be subject to such foreign ownership restrictions and/or CFIUS review. If our business combination falls within the scope of applicable foreign ownership restrictions, we may be unable to consummate the business combination. In addition, if the business combination falls within CFIUS’ jurisdiction, we may be required to make a mandatory filing or determine to submit a voluntary notice to CFIUS, or to proceed with the business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the business combination.

Although we do not believe we or our sponsor are a “foreign person,” CFIUS may take a different view and decide to block or delay the business combination, impose conditions to mitigate national security concerns with respect to the business combination, order us to divest all or a portion of a U.S. business of the combined company if we had proceeded without first obtaining CFIUS clearance, or impose penalties if CFIUS believes that the mandatory notification requirement applied. Additionally, the laws and regulations of other U.S. government entities may impose review or approval procedures on account of any foreign ownership by the Sponsor. If we were to seek an initial business combination, the pool of potential targets with which we could complete an initial business combination may be limited as a result of any such regulatory restriction. Moreover, the process of any government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete our business combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. We cannot assure you that the per share distribution from the Trust Account, if we liquidate, will not be less than $10.15. As a result, if we liquidate, our public shareholders may receive less than $10.15 per share, and our rights will expire worthless. Further, there would be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor, directors and officers will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares and Private Placement Units.

The SEC has recently adopted final rules (the “SPAC Final Rules”) relating to certain activities of special purpose acquisition companies. If we are delayed in consummating a business combination past the effective date of the SPAC Final Rules, the SPAC Final Rules may materially adversely affect our ability to negotiate and complete a business combination and may increase the costs and time related thereto. Certain of the procedures that we, a potential business combination target or others may determine to undertake in connection with such SPAC Final Rules may increase our costs and the time needed to complete our initial business combination and may constrain the circumstances under which we could complete an initial business combination. The need for compliance with the SPAC Final Rules may cause us to liquidate the funds in the Trust Account or liquidate the Company at an earlier time than we might otherwise choose.

On January 24, 2024, the SEC adopted final rules relating to, among other items, enhancing disclosures in business combination transactions involving SPACs and private operating companies; amending the financial statement requirements applicable to transactions involving shell companies; effectively limiting the use of projections in SEC filings in connection with proposed business combination transactions; increasing the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”). The SPAC Final Rules will be effective July 1, 2024. If we are delayed in consummating a business combination past the effective date of the SPAC Final Rules, the SPAC Final Rules may materially adversely affect our ability to negotiate and complete a business combination and may increase the costs and time related thereto. Certain of the procedures that we, a potential business combination target, or others may determine to undertake in connection with the SPAC Final Rules, or pursuant to the SEC’s views expressed in the SPAC Final Rules, may increase the costs and time of negotiating and completing an initial business combination, and may constrain the circumstances under which we could complete an initial business combination. The need for compliance with the SPAC Final Rules may cause us to liquidate the funds in the Trust Account or liquidate the Company at an earlier time than we might otherwise choose. Were we to liquidate, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.

If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we would expect to abandon our efforts to complete an initial business combination and instead to liquidate the Company.

There is currently some uncertainty concerning the applicability of the Investment Company Act of 1940 (the “Investment Company Act”) to a SPAC, including a Company like ours. As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company.

If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we would expect to abandon our efforts to complete an initial business combination and instead to liquidate the Company. Were we to liquidate, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.

If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we would expect to abandon our efforts to complete an initial business combination and instead to liquidate the Company.

There is currently some uncertainty concerning the applicability of the Investment Company Act of 1940 (the “Investment Company Act”) to a SPAC, including a Company like ours. As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company.

If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete an initial business combination and instead liquidate the Company. Were we to liquidate, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.

To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, we expect that we will instruct the trustee to liquidate the securities held in the Trust Account and instead to hold the funds in the Trust Account in cash at the 24-month anniversary of the closing of our initial public offering until the earlier of the consummation of our initial business combination or our liquidation. As a result, following the liquidation of securities in the Trust Account, we would likely receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

The funds in the Trust Account have, since our initial public offering, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, we expect that we will, on or prior to the 24-month anniversary of the effective date of the IPO Registration Statement, instruct Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash until the earlier of consummation of our initial business combination or liquidation of the Company. Following such liquidation, we would likely receive minimal interest, if any, on the funds held in the Trust Account. However, interest previously earned on the funds held in the Trust Account still may be released to us to pay our taxes, if any, and certain other expenses as permitted. As a result, any decision to liquidate the securities held in the Trust Account and thereafter to hold all funds in the Trust Account in cash would reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

In addition, even prior to the 24-month anniversary of the effective date of the IPO Registration Statement, we may be deemed to be an investment company. The longer that the funds in the Trust Account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate the Company. Accordingly, we may determine, in our discretion, to liquidate the securities held in the Trust Account at any time, even prior to the 24-month anniversary, and instead hold all funds in the Trust Account in cash, which would further reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

Since the Sponsor and our directors and officers will lose their entire investment in us if an initial business combination is not completed, they may have a conflict of interest in the approval of the proposals at the Special Meeting.

There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor will not receive any monies held in the Trust Account as a result of its ownership of 2,587,500 Founder Shares that were issued to the Sponsor prior to our IPO and 466,150 Private Placement Units that were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of the IPO. As a consequence, a liquidating distribution will be made only with respect to the public shares. In addition, certain of executive officers have beneficial interests in the Sponsor. Such persons have waived their rights to liquidating distributions from the Trust Account with respect to these securities, and all of such investments would expire worthless if an initial business combination is not consummated. Additionally, such persons can earn a positive rate of return on their overall investment in the combined company after an initial business combination, even if other holders of our common stock experience a negative rate of return, due to having initially purchased the Founder Shares for an aggregate of $25,000. The personal and financial interests of our Sponsor, directors and officers may have influenced their motivation in consummating the business combination in order to close the business combination and therefore may have interests different from, or in addition to, your interests as a stockholder in connection with the proposals at the Special Meeting.

We may be subject to the Excise Tax included in the Inflation Reduction Act of 2022 in the event of a liquidation or in connection with redemptions of our common stock after December 31, 2022.

On August 16, 2022, President Biden signed into law the Inflation Reduction Act of 2022 (H.R. 5376) (the “IRA”), which, among other things, imposes a 1% excise tax on any domestic corporation that repurchases its stock after December 31, 2022 (the “Excise Tax”). The Excise Tax is imposed on the fair market value of the repurchased stock, with certain exceptions. Because we are a Delaware corporation and our securities will trade on Nasdaq following the date of this prospectus, we will be a “covered corporation” within the meaning of the IRA following this offering. While not free from doubt, absent any further guidance from Congress, the Excise Tax may apply to any redemptions of our common stock after December 31, 2022, including redemptions in connection with an initial business combination, unless an exemption is available. Issuances of securities in connection with our initial business combination transaction (including any PIPE transaction at the time of our initial business combination) are expected to reduce the amount of the Excise Tax in connection with redemptions occurring in the same calendar year, but the number of securities redeemed may exceed the number of securities issued. Consequently, the Excise Tax may make a transaction with us less appealing to potential business combination targets. Further, the application of the Excise Tax in the event of a liquidation is uncertain.

Except for franchise taxes and income taxes, the proceeds placed in the trust account and the interest earned thereon shall not be used to pay for possible excise tax or any other fees or taxes that may be levied on the Company pursuant to any current, pending or future rules or laws, including without limitation any excise tax due under the IRA on any redemptions or stock buybacks by the Company.

BACKGROUND

We are a blank check company formed in Delaware on June 9, 2021, for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

There are currently 1,762,409 shares of Class A common stock and 2,587,500 shares of Class B common stock issued and outstanding. The shares of Class A common stock include the 25,875 shares of Class A common stock, we issued as representative shares and the 466,150 shares of Class A common stock, we issued as part of the Private Placement Units issued to our Sponsor (and/or its designees) in a private placement simultaneously with the consummation of our IPO and the full exercise of the underwriters overallotment option. In addition, we issued warrants to purchase 10,350,000 shares of Class A common stock as part of our IPO. As of record date, there were 10,350,000 public warrants outstanding. Each whole warrant entitles its holder to purchase one whole share of Class A common stock at an exercise price of $11.50 per share. The warrants will become exercisable on the later of 30 days after the completion of our initial business combination and 12 months from the closing of our IPO and expire five years after the completion of our initial business combination or earlier upon redemption or liquidation. We have the ability to redeem outstanding warrants at any time after they become exercisable and prior to their expiration, at a price of $0.01 per warrant, provided that the reported last sale price of our Class A common stock equals or exceeds $18.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within a 30 trading-day period commencing once the warrants become exercisable and ending on the third trading day prior to the date on which we give proper notice of such redemption and provided certain other conditions are met.

A total of $105,052,500 of the proceeds from our IPO and the simultaneous sale of the Private Placement Units in a private placement transaction was placed in our Trust Account in the United States maintained by Continental Stock Transfer & Trust Company, acting as trustee, invested in U.S. “government securities,” within the meaning of Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less or in any open ended investment company that holds itself out as a money market fund selected by us meeting the conditions of Rule 2a-7 of the Investment Company Act, until the earlier of: (i) the consummation of a business combination or (ii) the distribution of the proceeds in the Trust Account as described below.

Pursuant to the charter, in the event that we have not consummated an initial business combination within 12 months from the date of the closing of the Offering, upon the Sponsor’s request, the Company could extend the period of time to consummate a business combination until December 29, 2023, provided that (i) the Sponsor (or its affiliates or permitted designees) deposited into the Trust Account an amount equal to the Monthly Extension Payment until December 29, 2023, unless the closing of the Company’s initial business combination has occurred, for such extension in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a business combination and (ii) the procedures relating to any such extension, as set forth in the Trust Agreement, had been complied with. On March 24, 2023, the Company held a special meeting of its stockholders (the “First Extension Special Meeting”) to approve a proposal to amend the Trust Agreement and the amended and restated certificate of incorporation, which amendments would allow the Company to extend the date by which it must complete an initial business combination from March 29, 2023 to December 29, 2023 by way of nine one-month extensions. On September 21, 2023, the Company held a special meeting of its stockholders (the “Second Extension Special Meeting”) to approve a proposal to amend the Trust Agreement and the amended and restated certificate of incorporation, which amendments would allow the Company to extend the date by which it must complete an initial business combination from December 29, 2023 to December 29, 2024 by way of twelve one-month extensions. In connection with the First Extension Special Meeting and the Second Extension Special Meeting, the Company provided its public stockholders with the right to redeem their public shares. Our stockholders approved the proposal at the First Extension Special Meeting and holders of 5,289,280 public shares exercised their right to redeem those shares for cash at an approximate price of $10.33 per share, for an aggregate of approximately $54,675,740. Our stockholders approved the proposal at the Second Extension Special Meeting and holders of 3,298,311 public shares exercised their right to redeem those shares for cash at an approximate price of $10.72 per share, for an aggregate of approximately $35,357,893.92. Accordingly, as of June 21, 2024, there are 1,762,409 shares of Class A common stock, and 2,587,500 shares of Class B common stock issued and outstanding.

Following the payment of the redemptions, the Trust Account had a balance of approximately $18,893,024 before the deposit of funds by the Company. We have made the monthly deposit into the Trust Account of $40,000 for the monthly extension, from September 29, 2023 until June 29, 2024. Our Sponsor currently has the ability to extend this date by up to an additional six months, to December 29, 2024. Our Board believes that it is in the best interests of the stockholders to continue our existence until the proposed Termination Date in order to allow us more time to complete the business combination.

Approximately $19,666,342 was held in the Trust Account as of the record date. The mailing address of the Company’s principal executive office is 848 Brickell Avenue, Penthouse 5, Miami, FL 33131.

You are not being asked to vote on a business combination at this time. You will retain the right to vote on a business combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event the business combination is approved and completed or we have not consummated a business combination by the Termination Date.

THE OPTIONAL CONVERSION AMENDMENT PROPOSAL

Overview

The Company is proposing to amend its Charter to allow the Company to provide for the right of a holder of the Company’s Class B Common Stock to convert such Class B Common Stock into Class A Common Stock on a one-for-one basis at any time and from time to time prior to the closing of an initial business combination at the election of the holder.

Upon conversion of the Class B Common Stock to Class A Common Stock, such Class A Common Stock converted from Class B Common Stock shall not be entitled to receive funds from the Trust Account through redemptions or otherwise pursuant to the terms of the Letter Agreement, dated as of December 23, 2021, entered into by and among the Company, each of its officers and directors and the Sponsor in connection with the IPO (the “Letter Agreement”). Additionally, the Class A Common Stock converted from Class B Common Stock will be subject to all of the restrictions applicable to Class B Common Stock under the terms of the Letter Agreement, including the prohibition on transferring, assigning or selling Class B Common Stock until the consummation of the Company’s initial business combination.

Reasons for the Optional Conversion Amendment Proposal

In its January 10, 2024 Letter, Nasdaq notified the Company that the Company was not in compliance with the continued listing requirement of the Nasdaq Global Market set forth in Listing Rule 5460(b)(2)(A) that required the market value of the Company’s listed securities to be $50 million or more. The Company believes that it is more likely to be able to return to compliance with Nasdaq’s continued listing criteria if it transfers its listings to the Nasdaq Capital Market, which requires that the market value of the Company’s listed securities only be $35 million or more and if its Sponsor converts its shares of Class B Common Stock to Class A Common Stock to increase the total market value of the Company’s Class A Common Stock. The Class A Common stock is listed, but the Class B Common Stock is not.

Accordingly, the Board believes that in order to be able to retain the listing of its securities on Nasdaq and to be able to consummate its business combination, the Sponsor will need to convert its Class B Common Stock to Class A Common Stock for the Company to obtain compliance with continued listing requirements of the Nasdaq under the MVLS Requirement. Without the approval of the Optional Conversion Amendment Proposal, the Board believes that there is significant risk that we might not, despite our best efforts, be able to obtain compliance with continued listing requirements of the Nasdaq under the MVLS Requirement. If that were to occur, we would be precluded from consummation its business combination and would be forced to liquidate even if our stockholders are otherwise in favor of consummating the business combination.

The Charter currently provides that Class B Common Stock automatically convert into Class A Common Stock on a one-for-one basis, concurrently with or immediately following the consummation of an initial business combination. The purpose of the Optional Conversion Amendment Proposal is to allow the holders of Class B Common Stock to convert their shares of Class B Common Stock into shares of Class A Common Stock, on a one-for-one basis, at any point in time prior to the completion of the Company’s initial business combination. Such conversions would give the Company flexibility to obtain compliance with continued listing requirements of the Nasdaq under the MVLS Requirement and to meet the listing requirements of its Class A Common Stock.

If the Optional Conversion Amendment Proposal is Not Approved

If the Optional Conversion Amendment Proposal is not approved, holders of Class B Common Stock will not be able to convert such Class B Common Stock to Class A Common Stock on a one-for-one basis at any time and from time to time prior to the closing of an initial business combination at the election of the holder. If the Optional Conversion Amendment Proposal is not approved, the Company believes it may reduce the Company’s flexibility to maintain a listing of its Class A Common Stock and there is significant risk that the Company might not be able to obtain compliance with continued listing requirements of the Nasdaq under the MVLS Requirement.

If the Optional Conversion Amendment Proposal is Approved

If the Optional Conversion Amendment Proposal is approved, the Company will file an amendment to the charter with the Secretary of State of the State of Delaware in the form set forth in Annex A hereto to allow holders of Class B Common Stock to convert such Class B Common Stock to Class A Common Stock on a one-for-one basis at any time and from time to time prior to the closing of an initial business combination at the election of the holder.

Redemption Rights

Shareholders are not entitled to redemption rights in connection with the Optional Conversion Amendment Proposal.

Vote Required for Approval

The affirmative vote by holders of at least 65% of the Company’s outstanding shares of common stock, including the Founder Shares, is required to approve the Optional Conversion Amendment Proposal. Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum and will have the same effect as a vote “AGAINST” such the Optional Conversion Amendment Proposal.

Our Sponsor and all of our directors and officers are expected to vote any Common Stock owned by them in favor of the Optional Conversion Amendment Proposal. On the record date, our Sponsor, directors and officers beneficially owned and were entitled to vote an aggregate of 2,587,500 Founder Shares and 466,150 shares of the Class A common stock, representing approximately 70.20% of the Company’s issued and outstanding common stock. Our Sponsor and our directors and officers do not intend to purchase Class A Common Stock in the open market or in privately negotiated transactions in connection with the shareholder vote on the Optional Conversion Amendment Proposal.

Interests of our Sponsor, Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that our Sponsor, executive officers, and members of our Board and special advisors have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•        the fact that our Sponsor holds 2,587,500 Founder Shares and 466,150 Private Placement Units, all such securities jointly beneficially owned by our Chief Executive Officer. In addition, certain of our executive officers have beneficial interests in the Sponsor. All of such investments would expire worthless if a business combination is not consummated; on the other hand, if a business combination is consummated, such investments could earn a positive rate of return on their overall investment in the combined company, even if other holders of our common stock experience a negative rate of return, due to having initially purchased the Founder Shares for $25,000;

•        the fact that, if the Trust Account is liquidated, including in the event we are unable to complete an initial business combination within the required time period, the Sponsor has agreed to indemnify us to the extent any claims by a third party for services rendered or products sold to us, or any claims by a prospective target business with which we have discussed entering into an acquisition agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.15 per public share and (ii) the actual amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.15 per public share is then held in the Trust Account due to reductions in the value of the trust assets, less taxes payable, (y) shall not apply to any claims by a third party or a target which executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) and (z) shall not apply to any claims under the Company’s indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”), but only if such a third party or target business has not executed a waiver of any and all rights to seek access to the Trust Account; and

•        the fact that none of our officers or directors has received any cash compensation for services rendered to the Company, and all of the current members of our Board are expected to continue to serve as directors at least through the date of the special meeting to vote on a proposed business combination and may even continue to serve following any potential business combination and receive compensation thereafter.

Recommendation of the Board

Our Board unanimously recommends that our shareholders vote “FOR” the approval of the Optional Conversion Amendment Proposal.

THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our shareholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Optional Conversion Amendment Proposal. In no event will our Board adjourn the Special Meeting beyond July 24, 2024.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our shareholders, our Board may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Optional Conversion Amendment Proposal.

Vote Required for Approval

The approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy at the Special Meeting. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote by proxy or online at the Special Meeting will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

Recommendation of the Board

Our Board unanimously recommends that our shareholders vote “FOR” the approval of the Adjournment Proposal.

THE SPECIAL MEETING

Overview

Date, Time and Place.    The Special Meeting of the Company’s stockholders will be held at 9 a.m. Eastern Time on July 5, 2024 as a virtual meeting. You will be able to attend, vote your shares and submit questions during the Special Meeting via a live webcast available at https://www.cstproxy.com/arogocapital/2024. If you plan to attend the virtual online Special Meeting, you will need your 12 digit control number to vote electronically at the Special Meeting. The meeting will be held virtually over the internet by means of a live audio webcast. Only stockholders who own shares of our common stock as of the close of business on the record date will be entitled to attend the virtual meeting.

To register for the virtual meeting, please follow these instructions as applicable to the nature of your ownership of our common stock.

If your shares are registered in your name with our transfer agent and you wish to attend the online-only virtual meeting, go to https://www.cstproxy.com/arogocapital/2024/ and enter the control number you received on your proxy card and click on the “Click here” to preregister for the online meeting link at the top of the page. Just prior to the start of the meeting you will need to log back into the meeting site using your control number. Pre-registration is recommended but is not required in order to attend.

Beneficial stockholders who wish to attend the online-only virtual meeting must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and e-mail a copy (a legible photograph is sufficient) of their legal proxy to proxy@continentalstock.com. Beneficial stockholders who e-mail a valid legal proxy will be issued a meeting control number that will allow them to register to attend and participate in the online-only meeting. After contacting our transfer agent a beneficial holder will receive an e-mail prior to the meeting with a link and instructions for entering the virtual meeting. Beneficial stockholders should contact our transfer agent no later than 72 hours prior to the meeting date.

Stockholders will also have the option to listen to the Special Meeting by telephone by calling:

•        Within the U.S. and Canada: +1 800-450-7155 (toll-free)

•        Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)

The passcode for telephone access: 0163517#. You will not be able to vote or submit questions unless you register for and log in to the Special Meeting webcast as described herein.

Voting Power; record date.    You will be entitled to vote or direct votes to be cast at the Special Meeting, if you owned the Company’s Class A common stock at the close of business on June 21, 2024, the record date for the Special Meeting. You will have one vote per proposal for each share of the Company’s common stock you owned at that time. The Company’s warrants do not carry voting rights.

Votes Required.    Approval of the Optional Conversion Amendment Proposal will require the affirmative vote of holders of at least 65% of the Company’s common stock outstanding on the record date, including the Founder Shares. If you do not vote or if you abstain from voting on a proposal, your action will have the same effect as an “AGAINST” vote. Broker non-votes will have the same effect as “AGAINST” votes.

At the close of business on the record date of the Special Meeting, there were 1,762,409 shares of Class A common stock and 2,587,500 shares of Class B common stock outstanding, each of which entitles its holder to cast one vote per proposal.

If you do not want the Optional Conversion Amendment Proposal approved, you must abstain, not vote, or vote “AGAINST” such proposal.

Proxies; Board Solicitation; Proxy Solicitor.    Your proxy is being solicited by the Board on the proposals being presented to stockholders at the Special Meeting. The Company has engaged Laurel Hill Advisory Group, LLC to assist in the solicitation of proxies for the Special Meeting. No recommendation is being made as to whether you should elect to redeem your public shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares online at the Special Meeting if you are a holder of record of the Company’s common stock. You may contact the Proxy Solicitor at Laurel Hill Advisory Group, LLC, 2 Robbins Lane, Suite 201, Jericho, NY 11753, 855-414-2266, email: arogocapital@laurelhill.com.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of the Company’s common stock as of the record date based on information obtained from the persons named below, with respect to the beneficial ownership of shares of the Company’s common stock, by:

•        each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•        each of our executive officers and directors that beneficially owns shares of common stock; and

•        all our officers and directors as a group.

As of the record date, there were 1,762,409 shares of Class A common stock and 2,587,500 shares of Class B common stock issued and outstanding. Unless otherwise indicated, all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

Name and Address of Beneficial Owner(1)	Class A Common Stock		Class B Common Stock(2)		Approximate Percentage of Outstanding Common Stock
	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned	Approximate Percentage of Class
Singto, LLC, f/k/a Koo Dom Investment, LLC	466,150	26.45%	2,482,500	95.94%	67.78%
Suradech Taweesaengsakulthai	—	—	30,000	1.15%	*
Chee Han Wen	—	—	30,000	1.15%	*
H.R.H. Tunku Naquiyuddin ibni Tunku Ja’afar	—	—	25,000	*	*
Somnuek Anakwat	—	—	6,000	*	*
J. Gerald Combs	—	—	8,000	*	*
Suthee Chivaphongse	—	—	6,000	*	*
All directors and executive officers as a group (6 individuals)	0	0%	105,000	4.01%	2.41%
Other 5% Stockholders
(3) Fir Tree Capital Management LP	160,703	9.12%	—	—	3.69%
(4) Spring Creek Capital, LLC	100,000	5.67%	—	—	2.29%
(5) Koch Industries, Inc.	100,000	5.67%	—	—	2.29%
(6) Cowen and Company, LLC	125,000	7.10%	—	—	2.87%
(7) Mangrove Partners IM, LLC	217,523	12.34%	—	—	5.00%
(8) Walleye Capital LLC	183,571	10.42%	—	—	4.22%

____________

*        Less than 1%

(1)     Singto, LLC, f/k/a Koo Dom Investment, LLC, our sponsor, is the record holder of the securities reported herein. Mr. Suradech Taweesaengsakulthai, our Chief Executive Officer, is the manager and a member of our sponsor. By virtue of this relationship, Mr. Suradech Taweesaengsakulthai may be deemed to share beneficial ownership of the securities held of record by our sponsor. Mr. Suradech Taweesaengsakulthai disclaims any such beneficial ownership except to the extent of his pecuniary interest. The business address of each of these entities and individuals is 848 Brickell Avenue, Penthouse 5, Miami, FL 33131.

(2)      Interests shown consist solely of founder shares, classified as shares of Class B common stock, after the IPO. Founder shares are convertible into shares of Class A common stock on a one-for-one basis, subject to adjustment. Reflects the shares transferred to each of the individuals named.

(3)      According to a Schedule 13G filed with the SEC on February 14, 2024, on behalf of Fir Tree Capital Management LP a Delaware limited partnership, located at 500 5th Avenue, 9th Floor, New York, New York 10110.

(4)      According to a Schedule 13G filed with the SEC on February 9, 2024, on behalf of Spring Creek Capital, LLC (“Spring Creek”), SCC Holdings, LLC (“SCC”), KIM, LLC (“KIM”), Koch Investments Group, LLC (“KIG”), Koch Investments Group Holdings, LLC (“KIGH”), and Koch Industries, Inc. (“Koch Industries”). Their business address is 4111 E. 37th Street North, Wichita, KS 67220. Spring Creek is beneficially owned by SCC, SCC is beneficially owned by KIM, KIM is beneficially owned by KIG, KIG is beneficially owned by KIGH, and KIGH is beneficially owned by

Koch Industries, in each case by means of ownership of all voting equity instruments. Koch Industries, SCC, KIM, KIG, and KIGH may be deemed to beneficially own the Public Shares held by Spring Creek by virtue of (i) Koch Industries’ beneficial ownership of KIGH, (ii) KIGH’s beneficial ownership of KIG, (iii) KIG’s beneficial ownership of KIM, (iv) KIM’s beneficial ownership of SCC and (v) SCC’s beneficial ownership of Spring Creek.

(5)      According to a Schedule 13G filed with the SEC on February 9, 2024, on behalf of Spring Creek Capital, LLC (“Spring Creek”), SCC Holdings, LLC (“SCC”), KIM, LLC (“KIM”), Koch Investments Group, LLC (“KIG”), Koch Investments Group Holdings, LLC (“KIGH”), and Koch Industries, Inc. (“Koch Industries”). Their business address is 4111 E. 37th Street North, Wichita, KS 67220. Spring Creek is beneficially owned by SCC, SCC is beneficially owned by KIM, KIM is beneficially owned by KIG, KIG is beneficially owned by KIGH, and KIGH is beneficially owned by Koch Industries, in each case by means of ownership of all voting equity instruments. Koch Industries, SCC, KIM, KIG, and KIGH may be deemed to beneficially own the Public Shares held by Spring Creek by virtue of (i) Koch Industries’ beneficial ownership of KIGH, (ii) KIGH’s beneficial ownership of KIG, (iii) KIG’s beneficial ownership of KIM, (iv) KIM’s beneficial ownership of SCC and (v) SCC’s beneficial ownership of Spring Creek.

(6)      According to a Schedule 13G filed with the SEC on February 2, 2024, on behalf of Cowen and Company, LLC. Their business address is 599 Lexington Ave., New York, NY 10022.

(7)      According to a Schedule 13G filed with the SEC on January 10, 2024, on behalf of Mangrove Partners IM, LLC., a Delaware limited liability company is located at c/o Delaware Corporations LLC, 1000 N. West Street, Suite 1501, Wilmington, DE 19801. Nathaniel August, a United States citizen, is located at 2 Sound View Drive, 3rd Floor, Greenwich, Connecticut 06830. The shares are held by the Mangrove Partners Master Fund, Ltd., a Cayman Islands limited liability company (“Master Fund”). Beneficial ownership of the Shares is claimed by (i) Mangrove Partners IM, LLC which serves as the investment manager of the Master Fund, and (ii) Nathaniel August who is the principal of Mangrove Partners. According to Schedule 13G filed with the SEC on January 10, 2024, on behalf of Walleye Capital LLC, a Minnesota limited liability company, 2800 Niagara Lane N, Plymouth, MN 55447.

(8)      The table above includes the shares of common stock underlying the Private Placement Units held or to be held by our Sponsor. However, these securities are not exercisable within 60 days of the record date for the Special Meeting.

The table above includes the shares of common stock underlying the Private Placement Units held or to be held by our Sponsor. However, these securities are not exercisable within 60 days of the record date for the Special Meeting.

STOCKHOLDER PROPOSALS

If the Optional Conversion Amendment Proposal is approved, we anticipate that the 2024 annual meeting of stockholders will be held no later than December 31, 2024.

Our bylaws provide notice procedures for stockholders to nominate a person as a director and to propose business to be considered by stockholders at a meeting. Notice of a nomination or proposal must be delivered to us not later than the close of business on the 90th day nor earlier than the opening of business on the 120th day before the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by us. Accordingly, for our 2024 Annual Meeting, assuming the meeting is held on or about December 31, 2024, notice of a nomination or proposal must be delivered to us no later than October 2, 2024 and no earlier than September 2, 2024. Nominations and proposals also must satisfy other requirements set forth in the bylaws. The Chairman of the Board may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures.

If the Company fails to complete a qualifying business combination on or before December 29, 2024, there will be no annual meeting in 2024.

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

•        If the shares are registered in the name of the stockholder, the stockholder should contact us at arogocapital@laurelhill.com to inform us of his or her request; or

•        If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this Proxy Statement, over the Internet at the SEC’s website at http://www.sec.gov.

If you would like additional copies of this Proxy Statement or if you have questions about the proposals to be presented at the Special Meeting, you should contact the Company’s proxy solicitation agent at the following address, telephone number and email:

Laurel Hill Advisory Group, LLC
2 Robbins Lane, Suite 201
Jericho, NY 11753
855-414-2266
Email: Arogocapital@laurelhill.com

You may also obtain these documents by requesting them from the Company at:

Arogo Capital Acquisition Corp.
848 Brickell Avenue, Penthouse 5,
Miami, FL 33131
Attn: Suradech Taweesaengsakulthai
Telephone No.: (786) 442-1482

If you are a stockholder of the Company and would like to request documents, please do so by June 26, 2024, in order to receive them before the Special Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

ANNEX A

THIRD AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
AROGO CAPITAL ACQUISITION CORP.

Pursuant to Section 242 of the
Delaware General Corporation Law

AROGO CAPITAL ACQUISITION CORP. (the “Corporation”), a corporation organized and existing under the laws of the State of Delaware, does hereby certify as follows:

1.    The name of the Corporation is Arogo Capital Acquisition Corp. The Corporation’s Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on June 9, 2021 (the “Original Certificate”). An Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of Delaware on November 9, 2021 (the “Amended and Restated Certificate of Incorporation”). A First Amendment to the Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of the State of Delaware on March 28, 2023.

2.    This Third Amendment to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate of Incorporation of the Corporation.

3.    This Third Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the affirmative vote of the holders of 65% of the stock entitled to vote at a meeting of stockholders in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware (the “DGCL”).

4.    Section 4.3(b)(i) is hereby replaced in its entirety as follows:

(i)   Shares of Class B Common Stock shall be convertible into shares of Class A Common Stock on a one-for-one basis (the “Initial Conversion Ratio”) automatically (a) at any time and from time to time at the option of the holders of the shares of Class B Common Stock thereof; and (b) on the closing of the Business Combination.

Annex A-1

IN WITNESS WHEREOF, Arogo Capital Acquisition Corp. has caused this Second Amendment to the Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of this [•]th day of June 2024.

AROGO CAPITAL ACQUISITION CORP.
By:
Name:	Suradech Taweesaengsakulthai
Title:	Chief Executive Officer

Annex A-2

AROGO CAPITAL ACQUISITION CORP.

848 Brickell Avenue, Penthouse 5,

Miami, FL 33131

(786) 442-1482

SPECIAL MEETING OF STOCKHOLDERS
JULY 5, 2024

YOUR VOTE IS IMPORTANT

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 5, 2024

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice dated June 24, 2024 and Proxy Statement, dated June 24, 2024, in connection with the special meeting to be held at 9:00 a.m. Eastern Time on July 5, 2024 as a virtual meeting (the “Special Meeting”) for the sole purpose of considering and voting upon the following proposals, and hereby appoints Suradech Taweesaengsakulthai and Suthee Chivaphongse (with full power to act alone), the attorneys and proxies of the undersigned, with full power of substitution to each, to vote all shares of the common stock of the Company registered in the name provided, which the undersigned is entitled to vote at the Special Meeting and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE OPTIONAL CONVERSION AMENDMENT PROPOSAL (PROPOSAL 1) AND “FOR” THE ADJOURNMENT PROPOSAL (PROPOSAL 2), IF PRESENTED.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on July 5, 2024: This notice of meeting and the accompany proxy statement are available at https://www.cstproxy.com/arogocapital/2024.

Proposal 1 — Optional Conversion Amendment Proposal	FOR	AGAINST	ABSTAIN

Amend the Company’s charter, to provide for the right of a holder of Class B Common Stock, to convert such Class B Common Stock into Class A Common Stock on a one-for-one basis at any time and from time to time prior to the closing of an initial business combination at the election of the holder, as more fully described in the proxy statement, the “Optional Conversion Amendment Proposal.”

	☐	☐	☐

Proposal 2 — Adjournment Proposal	FOR	AGAINST	ABSTAIN

Approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for Proposal 1, the “Adjournment Proposal.”

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Dated: , 2024

Stockholder’s Signature

Stockholder’s Signature

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 1 AND “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 2, IF SUCH PROPOSAL IS PRESENTED AT THE SPECIAL MEETING. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.